United States

Securities and Exchange Commission

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

LE@P TECHNOLOGY, INC.

(Name of Registrant as Specified in Its Charter)

___________________________________________________________

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐ Fee computed on the table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)       Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

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☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

LE@P TECHNOLOGY, INC.

5601 NORTH DIXIE HIGHWAY, SUITE 411

FORT LAUDERDALE, FLORIDA 33334

(954) 771-1772

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

You are invited to attend the 2009 Annual Meeting of Stockholders of Le@P Technology, Inc. (the “Company”), which will be held at the Company’s principal executive offices located at 5601 N. Dixie Highway, Suite 411, Fort Lauderdale, Florida 33334, on May 22, 2009, at 9:00 a.m., Florida time.

At the Annual Meeting, you will be asked to consider and approve the following:

1.	To elect four Directors to serve until the 2010 Annual Meeting of Stockholders;
2.	To ratify Berenfeld Spritzer Shechter & Sheer, L.L.P. as the Company’s independent auditors for the fiscal year ending December 31, 2009; and
3.	To act upon any other matters properly coming before the Annual Meeting or any adjournment thereof.

All shareholders of record at the close of business on March 30, 2009 will be entitled to vote at the Annual Meeting or any adjournment or postponement thereof. Attendance at the Annual Meeting is limited to stockholders of record as of March 30, 2009.

Important Notice Regarding Availability of Proxy Materials for the Stockholders Meeting to be held on May 22, 2009: The Proxy Statement and the 2008 Annual Report to Stockholders are also available at http://www.cfpproxy.com/4293 or by calling 1-800-951-2405 or by emailing the Company at Mthomasleap@aol.com.

The enclosed proxy is solicited by the Board of Directors of the Company. The Notice of the Annual Meeting and accompanying proxy statement contain information concerning the business to be considered at the Annual Meeting. Please give these proxy materials your careful attention. Whether you plan to attend the Annual Meeting or not, please complete, date, sign and return the enclosed proxy card promptly. If you attend the Annual Meeting and prefer to vote in person, you may do so. The return of the enclosed proxy card will not affect your right to revoke your proxy or to vote in person if you do attend the Annual Meeting.

By order of the Board of Directors
/s/ Donald Ciappenelli
Donald Ciappenelli
Chief Executive Officer, Chairman of the Board

Fort Lauderdale, Florida

TABLE OF CONTENTS

PAGE

INFORMATION ABOUT OUR ANNUAL MEETING	1

PROPOSAL NUMBER ONE	5

-ELECTION OF DIRECTORS	5
-RECOMMENDATION OF THE BOARD OF DIRECTORS	7

CORPORATE GOVERNANCE	8

-MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS	8
-AUDIT COMMITTEE	8
-NOMINATING COMMITTEE	8
-COMPENSATION OF DIRECTORS	8
-SHAREHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS	9
-REPORT OF THE AUDIT COMMITTEE	9

EXECUTIVE OFFICERS	10

-EXECUTIVE COMPENSATION	10
-SUMMARY COMPENSATION TABLE	11
-OPTION GRANTS IN FISCAL 2008	11
-FISCAL YEAR END OPTION VALUES	11
-EMPLOYMENT CONTRACTS	12
-EQUITY COMPENSATION PLANS	12

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	13

-GENERALLY	13
-REAL ESTATE ACQUISITION	13
-FUNDING ARRANGEMENTS AND OPERATING LOANS	13

PROPOSAL NUMBER TWO	14

-INDEPENDENT PUBLIC ACCOUNTANTS	14
-VOTE REQUIRED AND BOARD RECOMMENDATIONS	14
-AUDIT COMPENSATION INFORMATION	14

OTHER BUSINESS	15

OTHER MATTERS	15

OTHER INFORMATION	16

2009 ANNUAL MEETING OF STOCKHOLDERS

OF

LE@P TECHNOLOGY, INC.

____________________

PROXY STATEMENT FOR THE ANNUAL MEETING

____________________

The 2009 Annual Meeting of Stockholders (“Annual Meeting”) of LE@P TECHNOLOGY, INC. ( the “Company”) will be held at the Company’s principal executive offices located at 5601 N. Dixie Highway, Suite 411, Fort Lauderdale, Florida 33334, on Friday, May 22, 2009 at 9:00 a.m., Florida time, or at any adjournments or postponements of the Annual Meeting.

We will begin sending this proxy statement, the attached Notice of Annual Meeting and the enclosed proxy card on or about April 20, 2009 to all stockholders entitled to vote at the Annual Meeting. Stockholders who owned shares of the Company’s Class A Common Stock, par value $0.01 per share (“Class A Common Stock”) or shares of the Company’s Class B Common Stock, par value $0.01 per share (“Class B Common Stock”) at the close of business on March 30, 2008 (the “Record Date”) are entitled to vote. On the Record Date, there were 65,195,909 shares of Class A Common Stock outstanding and 25,000 shares of Class B Common Stock outstanding. The Company’s principal executive offices are located at 5601 North Dixie Highway, Suite 411, Fort Lauderdale, Florida 33334, telephone number (954) 771-1772.

WHY WAS THIS PROXY STATEMENT SENT?

This proxy statement and the enclosed proxy card were sent to you because the Company’s Board of Directors is soliciting proxies from holders of the Company’s Class A Common Stock and Class B Common Stock. The Company has two classes of Common Stock (Class A Common Stock and Class B Common Stock), and one series of Preferred Stock (denominated the Series B Preferred Stock). The holders of Class A Common Stock and Class B Common Stock are each entitled to vote at the Annual Meeting, as described herein. The holders of Series B Preferred Stock have no voting rights and are not entitled to vote at the Annual Meeting. This proxy statement summarizes the information you need to know to vote at the Annual Meeting. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card.

WHAT IS BEING VOTED ON?

The following proposals are being voted on at the Annual Meeting:

•	To elect four Directors to serve until the 2010 Annual Meeting of Stockholders or until their respective successors are elected and qualified;
•	To ratify Berenfeld Spritzer Shechter & Sheer, L.L.P. as independent auditors for the Company for the fiscal year ending December 31, 2009; and
•	To act upon any other matters properly coming before the Annual Meeting or any adjournment thereof.

WHO MAY VOTE?

Stockholders who owned Class A Common Stock or Class B Common Stock at the close of business on March 30, 2009 (the “Record Date”) are entitled to vote at the Annual Meeting. A list of the stockholders entitled to vote at the Annual Meeting will be available at the Company’s principal executive offices located at 5601 North Dixie Highway, Suite 411, Fort Lauderdale, Florida, for a period of ten (10) days prior to our Annual Meeting for examination by any stockholder.

HOW MANY VOTES DO I HAVE?

Each share of Class A Common Stock that you own entitles you to one vote. Holders of Class B Common Stock are entitled to one vote for each share of Class B Common Stock they own. Except in respect of the election of Directors, the shares of the Class A Common Stock and Class B Common Stock will vote together as a single class.

HOW MANY VOTES ARE NEEDED FOR A QUORUM?

As of March 30, 2009, the following shares of voting stock were outstanding: (i) 65,195,909 shares of Class A Common Stock, and (ii) 25,000 shares of Class B Common Stock. The Annual Meeting will be held if a majority of the outstanding shares of (i) Class A Common Stock and (ii) Class B Common Stock entitled to vote is represented at the Annual Meeting. This means that a minimum of (i) 32,597,955 shares of Class A Common Stock and (ii) 12,501 shares of Class B Common Stock are required for a quorum. If you have returned the proxy or attend the Annual Meeting in person, your shares of Class A Common Stock and Class B Common Stock will be counted for the purpose of determining whether a quorum exists, even if you wish to abstain from voting on some or all matters introduced at the Meeting. “Broker non-votes” also count for quorum purposes. If you hold your Class A Common Stock or Class B Common Stock through a broker, bank, or other nominee, generally the nominee may only vote the Class A Common Stock or Class B Common Stock which it holds for you in accordance with your instructions.

If a quorum is not present or represented at the Annual Meeting, the Annual Meeting may be adjourned until a quorum is present or represented. At any adjournment of the Annual Meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the original Annual Meeting.

DOES IT APPEAR LIKELY THAT EACH OF THE PROXY PROPOSALS WILL BE APPROVED?

Yes. M. Lee Pearce, M.D., the Company’s largest shareholder, who beneficially owns 96.01% of the Company’s Class A Common Stock and 100% of the Company’s Class B Common Stock, has stated that he intends to vote in favor of each of the proposals to be brought before the Annual Meeting. Thus, approval of the following proposals is assured:

•	“FOR” electing the four nominated Directors to serve until the 2010 Annual Meeting of Stockholders or until their respective successors are elected and qualified;
•	“FOR” ratifying Berenfeld Spritzer Shechter & Sheer, L.L.P. as independent auditors for the Company for the fiscal year ending December 31, 2009.

HOW DOES A STOCKHOLDER VOTE BY PROXY?

Whether you plan to attend the Annual Meeting or not, we urge you to complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. No postage is needed if the proxy card is mailed in the United States. Returning the proxy card will not affect your right to attend the Annual Meeting and vote. If you properly fill in your proxy card and send it to us in time to vote, your “proxy” (one of the individuals named on your proxy card) will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, your proxy will vote your shares as recommended by the Board of Directors and as follows:

•	“FOR” electing the four nominated Directors to serve until the 2010 Annual Meeting of Stockholders or until their respective successors are elected and qualified;
•	“FOR” ratifying Berenfeld Spritzer Shechter & Sheer, L.L.P. as independent auditors for the Company for the fiscal year ending December 31, 2009.

If any other matter is presented, your proxy will vote in accordance with his or her best judgment. At the time this proxy statement went to press, we knew of no matter which needed to be acted upon at the Annual Meeting, other than those discussed in this proxy statement.

MAY A PROXY BE REVOKED?

Yes. If you give a proxy, you may revoke it at any time before it is exercised. You may revoke your proxy in one of three ways. First, you may send in another proxy with a later date. Second, you may notify the Company’s Secretary in writing before the Annual Meeting that you have revoked your proxy. Third, you may vote in person at the Annual Meeting.

HOW DOES A STOCKHOLDER VOTE IN PERSON?

If you plan to attend the Annual Meeting and vote in person, we will give you a ballot when you arrive. However, if your shares are held in the name of your broker, bank or other nominee, you must bring an account statement or letter from the nominee indicating that you are the beneficial owner of the shares as of March 30, 2009 (the Record Date). You may obtain directions to be able to attend the meeting and vote in person by emailing the Company at Mthomasleap@aol.com.

WHAT VOTE IS REQUIRED TO APPROVE THE PROPOSALS?

Proposal 1: Election of Four Directors

Although the holders of Class B Common Stock are entitled to elect a simple majority (three members of a four person Board) of the Board of Directors and holders of the Class A Common Stock are entitled to elect the remaining Director (one member of a four person Board), the holders of the Class B Common Stock have consented to the election of two additional Class A Directors and only one Class B Director for purposes of this Annual Meeting only. Accordingly, the holders of Class A Common Stock will be entitled to elect three directors and the holders of Class B Common Stock will be entitled to elect one director at the Annual Meeting. The holders of the Class B Common Stock have retained the right to call at any time a special meeting of the holders of Class B Common Stock for the purpose of electing that number of additional Class B Directors as would thereafter result in the Class B Directors constituting a simple majority of the Board of Directors. For example, if the Board consists of three Class A Directors and one Class B Director, the holders of the Class B Common Stock can call a special meeting to elect three additional Class B Directors, so the total Directors after the special meeting would consist of three Class A Directors and four Class B Directors.

The persons nominated as the “Class A Directors” will be elected if they receive the affirmative vote of a plurality of the outstanding shares of Class A Common Stock. Similarly, the “Class B Director” will be elected if he or she receives the affirmative vote of a plurality of the outstanding shares of Class B Common Stock. “Plurality” means that individuals who receive the largest number of votes cast are elected as directors up to the maximum number of directors to be elected. Cumulative voting is not permitted. If you do not vote for a particular nominee, or you indicate “withhold authority to vote” for a particular nominee on your proxy card, your vote will not count either “for” or “against” the nominee. A “broker non-vote” will also have no effect on the outcome since only a plurality of votes actually cast is required to elect the Class A Directors or the Class B Director, respectively.

Proposal 2: Ratification of Selection of Auditors

The affirmative vote of a majority of the votes cast by the holders of the Class A Common Stock and Class B Common Stock, voting together as a single class, at the Annual Meeting is required to ratify and approve the appointment of Berenfeld Spritzer Shechter & Sheer, L.L.P. as the Company’s independent auditors for the fiscal year ended December 31, 2009. Although a vote to “abstain” is counted as neither a vote for or against the proposal, if you abstain from voting, it has the same effect as if you voted “against” this proposal. “Broker non-votes” will have no effect on the outcome.

IS VOTING CONFIDENTIAL?

Proxy cards, ballots and voting tabulations that identify individual stockholders are confidential. Only the inspector of election and certain representatives of the Company associated with processing proxy cards and counting the votes have access to your card. Additionally, all comments directed to the Company’s management (whether written on the proxy card or elsewhere) remain confidential, unless you ask that your name be disclosed.

WHO PAYS THE COST OF SOLICITING THE PROXIES?

The Company will pay the cost of this proxy solicitation, which includes preparing, assembling and mailing the Notice of Annual Meeting, the proxy statement and the proxy card. The Company will, upon request, reimburse brokers, banks and other nominees for their expenses in sending proxy material to their principals and obtaining their proxies.

HOW DOES A STOCKHOLDER OBTAIN A COPY OF THE ANNUAL REPORT?

A copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2008 is enclosed with this proxy statement. The Proxy Statement and the 2008 Annual Report to Stockholders are also available at http://www.cfpproxy.com/4293 or by calling 1-800-951-2405 or by emailing the Company at Mthomasleap@aol.com. The SEC also maintains a website at www.sec.gov that contains reports, proxy statements and other information regarding registrants including the Company.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table shows, as of March 30, 2009, the Record Date, the Common Stock owned beneficially by (i) each director of the Company, (ii) each executive officer, (iii) all directors or nominees for director and executive officers as a group, and (iv) each person known by the Company to be the “beneficial owner” of more than five percent (5%) of such Common Stock. “Beneficial ownership” is a technical term broadly defined by the Securities and Exchange Commission (the “SEC”) to mean more than ownership in the usual sense. For example, you “beneficially” own Common Stock not only if you hold it directly, but also if you indirectly (through a relationship, a position as a Director or trustee, or a contract or understanding) have or share the power to vote or sell the stock or have the right to acquire it within 60 days. Except as disclosed in the footnotes below, each person has sole voting and investment power over his or her shares. As of April 10, 2009, there were 65,195,909 shares of Class A Common Stock issued and outstanding and 692 holders of record, and 25,000 shares of Class B Common Stock issued and outstanding and one holder of record. In addition, there are 2,170 shares of Series B Preferred Stock issued and outstanding and one holder of record.

Name (1)	Current Title	Shares Beneficially Owned	Percentage Beneficially Owned	Title Of Class
M. Lee Pearce, M.D.		62,597,409(2) 25,000 (3) 2,170 (4)	96.01% 100% 100%	Class A Common Class B Common Series B Preferred
Donald J. Ciappenelli, Ph.D.	Class A Director, Chairman of the Board, Chief Executive Officer	1,850,234 (5)	2.76%	Class A Common
Timothy C. Lincoln	Class B Director, Former Acting Principal Executive Officer	1,053	*	Class A Common
Mary E. Thomas	Class A Director, Acting Principal Financial Officer	52,500 (6)	*	Class A Common
Jerome Fields, M.D.	Class A Director	100,000	*	Class A Common
All Directors and Executive Officers as a Group (4 Persons)		2,003,787(7)	2.99%	Class A Common

_____________

*Less than 1%.

(1)

The address of Dr. Ciappenelli is 300 Fifth Avenue, 3rd Floor, Waltham, Massachusetts 02451. The address for all other persons listed above is 5601 N. Dixie Highway, Suite 411, Fort Lauderdale, Florida 33334.

(2)

The shares of Class A Common Stock beneficially owned by Dr. Pearce include: (i)59,897,409 shares owned by the M. Lee Pearce Living Trust, of which Dr. Pearce is the 100% beneficial owner, (ii) 2,000,000 shares owned by PearTan, LLC of which Dr. Pearce is the sole member, (iii) 700,000 shares owned by Broward Trading Corporation, of which Dr. Pearce is the sole shareholder, and (iv) 25,000 shares held by Dr. Pearce directly. The calculation of Dr. Pearce’s beneficial ownership percentage does not take into account the exercise of options held by third parties, including options held by officers and directors.

(3)	These shares of Class B Common Stock are owned by Lauderdale Holdings, Inc. (“LHI”), a Florida corporation of which Dr. Pearce is the sole shareholder.
(4)	These shares of Series B Preferred Stock do not have voting rights and are held by the M. Lee Pearce Living Trust, of which Dr. Pearce is the 100% beneficial owner.
(5)

Dr. Ciappenelli holds options to purchase 2,775,350 shares of Class A Common Stock. Of the total 2,775,350 options, 1,850,234 are fully vested, and 925,116 will vest on November 1, 2009. The calculation of Dr. Ciappenelli’s beneficial ownership percentage does not take into account the exercise of options and warrants held by third parties, including options and warrants held by other officers and directors.

(6)	Ms. Thomas holds vested options to purchase 52,500 shares of Class A Common Stock.
(7)	Includes 1,902,734 shares issuable upon the exercise of vested options.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

The Board of Directors has selected the following persons as nominees for election to the Board of Directors. Holders of Class A Common Stock may withhold authority to vote for the nominees for Class A Directors. Although management has no reason to believe that the nominees will be unable or unwilling to serve, if any nominee withdraws or otherwise becomes unavailable to serve, the proxy holders will vote for any substitute nominee designated by the Board of Directors. Each nominee is presently a member of the Board of Directors. Certain information concerning the nominees is provided below.

NOMINEES FOR CLASS A DIRECTORS

Name	Age	Position	Since
Donald J. Ciappenelli, Ph.D.	65	Class A Director, Chairman of the Board, Chief Executive Officer	November 2006
Mary E. Thomas	50	Class A Director, Acting Principal Financial Officer	June 2003 October 2000
Jerome Fields, M.D.	80	Class A Director	May 2006

NOMINEE FOR CLASS B DIRECTOR

Name	Age	Position	Since
Timothy C. Lincoln	50	Class B Director, Former Acting Principal Executive Officer	July 2000 September 2002-November 2006

Donald J. Ciappenelli, Ph.D. has served as the Chief Executive Officer, Class A Director and Chairman of the Board of the Company since November 1, 2006. Dr. Ciappenelli has over twenty-five years of experience in the life sciences including research and development, product commercialization and executive management of biotech ventures. From 1980 to 2005, Dr. Ciappenelli founded and was a director on the board of seven biotech companies of which three reached the public market. He served as the director of Chemical Laboratories and was a member of the Chemistry faculty at Harvard University from 1977 to 1992, and served as a specialist in the early stage development of over fifty science based start-up companies. Dr. Ciappenelli received a Bachelor of Science Degree in Chemistry from the University of Massachusetts, his Ph.D. from the Department of Chemistry at Brandeis University, and was a postdoctoral fellow in the Department of Chemistry at the Massachusetts Institute of Technology.

Mary E. Thomas has served as a Class A Director of the Company since June 2003, and is currently the Company’s Acting Principal Financial Officer, a position she has held since October 2000. Ms. Thomas has over twenty years experience in the healthcare and management financial accounting industry. Ms. Thomas also serves as an officer for a number of entities which are directly or indirectly beneficially owned by M. Lee Pearce, M.D., the Company’s former chairman of the Board of Directors and its majority stockholder. From September 1999 to October 2000, Ms. Thomas served as an assistant to the Chief Executive Officer of the Company and was a member of the accounting department. From 1985 to 1999, Ms. Thomas served in various financial and managerial positions for General Health Corp. I (“General Health Corp.”) of which Dr. Pearce is the President and indirect beneficial owner. Ms. Thomas received a Bachelor of Science Degree in Accounting from Nova Southeastern University.

Jerome Fields, M.D. has over forty-five years experience in the health care industry. Dr. Fields practiced family medicine from 1958 to 2002, and has served as Chief of Staff and Chief of the Division of Family Practice at Hialeah Hospital. From 1992 to 2002, Dr. Fields was an instructor of medicine at Palmetto Hospital for Nova Southeastern Medical School. Dr. Fields had also served as an independent director of South Florida Savings and Loan Bank for five years. Prior to retirement, Dr. Fields was an active and certified member of the American Board of Family Practice, the Florida Medical Association, the American Medical Association, the Dade County Medical

Association and the American Academy of Family Practice. Dr. Fields received a bachelor degree in Biology from Villanova University, a doctorate in medicine from Hahnemann Medical College, and served as an officer and physician in active duty with the U.S. Navy from 1956-1958.

Timothy C. Lincoln has served as a Class B Director of the Company since July 2000, and was the Company’s Acting Principal Executive Officer, a position he has held from September 2002 until October 31, 2006. He has also maintained a private legal practice since October 1998. From August 1995 to December 2008, he served in various legal and management roles for Marquette Realty, Inc. Marquette Realty, Inc. manages a number of entities of which M. Lee Pearce, M.D., the Company’s former chairman of the Board of Directors and its majority stockholder, is the beneficial owner. Mr. Lincoln also serves as a director for a number of entities which are directly or indirectly owned by Dr. Pearce. From 1993 to 1996, Mr. Lincoln served as a mortgage loan officer for the Bank of North America, which was formerly controlled by Dr. Pearce. Mr. Lincoln received a Master of Business Administration Degree in Marketing from the University of New Mexico and received a J.D. degree from the University of Miami School of Law. Mr. Lincoln is a member of the Florida Bar Association.

Class A Directors are elected by holders of the Class A Common Stock and the Class B Director is elected by holders of the Class B Common Stock. Each Director holds office until the following election or until their successors are elected and qualified. The Company’s bylaws permit the Board of Directors to fill any vacancy and such Director may serve until the next annual meeting. The officers of the Company are appointed by and serve at the discretion of the Company’s Board of Directors.

Family Relationships

There are no family relationships between any of the Company’s executive officers and directors.

Certain Legal Proceedings

During the past five years,

(i)        no bankruptcy petition has been filed by or against any business of which any nominee for Director was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

(ii)        no nominee for Director was convicted in a criminal proceeding or was subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

(iii)       no nominee for Director was subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his or her involvement in any type of business, securities or banking activities; and

(iv)       no nominee for Director was found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission, or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, where the judgment was not reversed, suspended or vacated.

Vote Required and Recommendation

The persons nominated as the Class A Directors will be elected if they receive the affirmative vote of a plurality of the outstanding shares of Class A Common Stock. Similarly, the Class B Director will be elected if he receives the affirmative vote of a plurality of the outstanding shares of Class B Common Stock.

THE BOARD OF DIRECTORS RECOMMENDS VOTING “FOR” ELECTING THE SLATE OF THREE CLASS A DIRECTORS AND ONE CLASS B DIRECTOR TO SERVE UNTIL THE 2010 ANNUAL MEETING OF STOCKHOLDERS OR UNTIL THEIR RESPECTIVE SUCCESSORS ARE ELECTED AND QUALIFIED.

CORPORATE GOVERNANCE

Meetings and Committees of the Board of Directors

The Company’s Board of Directors held one meeting during the year ended December 31, 2008. The Company has an Audit Committee, but no standing Nominating Committee or Compensation Committee.

No Director attended fewer than 100% of the meetings of the Board of Directors or of any committee on which such Director served during the year ended December 31, 2008. The Board of Directors encourages, but does not require, its directors to attend the Company’s annual meeting of stockholders. Last year, three of the Company’s directors attended the Company’s annual meeting.

Audit Committee

The Company’s Audit Committee currently consists of Timothy C. Lincoln and Mary E. Thomas. During 2008, the Audit Committee met two times. The Audit Committee will review the scope of the accountants’ engagement, including the remuneration to be paid, and will review the independence of the auditors. The Audit Committee, with the assistance of appropriate personnel, will review the Company’s annual financial statements and the independent auditor’s report, including significant reporting and operational issues; corporate policies and procedures as they relate to accounting and financial reporting and financial controls; litigation in which the Company is a party; and use by the Company’s executive officers of expense accounts and other non-monetary perquisites, if any. The Audit Committee may direct the Company’s legal counsel, independent auditors and internal staff to inquire into and report to it on any matter having to do with the Company’s accounting or financial procedures or reporting.

The Board of Directors has not adopted a written charter for the Audit Committee. Ms. Thomas is considered an “audit committee financial expert” within the meaning of that term as defined by the Securities and Exchange Commission pursuant to Section 407 of the Sarbanes-Oxley Act of 2002. None of the members of the Audit Committee are “independent” as independence for audit committee members is defined by the NASDAQ National Market (“NASDAQ”) listing standards.

Nominating Committee

The Board of Directors does not have a separate nominating committee or a nominating committee charter. Rather, the entire Board of Directors acts as a nominating committee. The members of the Board of Directors are not all independent as defined in the NASDAQ listing standards. The Board of Directors does not believe the Company would derive any significant benefit from a separate nominating committee.

In recommending director candidates in the future, the Board intends to take into consideration such factors as it deems appropriate based on the Company’s current needs. These factors may include diversity, age, skills, decision-making ability, inter-personal skills, experience with businesses and other organizations of comparable size, community activities and relationships, and the interrelationship between the candidate’s experience and business background and other Board members’ experience and business background, whether such candidate would be considered “independent”, as such term is defined in the NASDAQ listing standards, as well as the candidate’s ability to devote the required time and effort to serve on the Board.

The Board will consider for nomination by the Board director candidates recommended by stockholders if the stockholders comply with the Company’s by-laws relating to nomination of directors by shareholders. These by-law procedures are described in the proxy under the heading “Other Matters – Stockholder Proposals.”

Compensation of Directors

Non-employee Directors are compensated at the rate of $500 for regular meetings and $250 for each special meeting they attend and are also reimbursed for associated expenses of attendance.

Director Compensation
Name	Fees Earned or Paid in Cash	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
Jerome Fields, M.D.	$500(1)	-0-	-0-	-0-	-0-	-0-	$500
Timothy Lincoln	-0-	-0-	-0-	-0-	-0-	-0-	-0-

1.	A director fee of $500 was paid to Dr. Fields for attendance at the 2008 annual meeting.

Section 16(a) Beneficial Ownership Reporting Compliance

To the Company’s knowledge, based solely on its review of the copies of such reports furnished to the Company or written representations that no other reports were required, the Company believes that during the year ended December 31, 2008, its officers, directors and greater than ten percent beneficial owners complied with all Section 16(a) filing requirements.

Shareholder Communications with the Board of Directors

Any shareholder who wishes to send communications to the Board of Directors should mail them addressed to the intended recipient by name or position in care of: Corporate Secretary, Le@P Technology, Inc., 5601 N. Dixie Highway, Fort Lauderdale, Florida, 33334. Upon receipt of any such communications, the Corporate Secretary will determine the identity of the intended recipient and whether the communication is an appropriate shareholder communication. The Corporate Secretary will send all appropriate shareholder communications to the intended recipient. An “appropriate shareholder communication” is a communication from a person claiming to be a shareholder in the communication, the subject of which relates solely to the sender’s interest as a shareholder and not to any other personal or business interest.

In the case of communications addressed to the Board of Directors, the Corporate Secretary will send appropriate shareholder communications to the Chairman of the Board. In the case of communications addressed to any particular director(s), the Corporate Secretary will send appropriate shareholder communications to such director(s). In the case of communications addressed to a committee of the board, the Corporate Secretary will send appropriate shareholder communications to the Chairman of such committee.

REPORT OF THE AUDIT COMMITTEE

The following report of the Audit Committee is made pursuant to the rules of the SEC. This report shall not be deemed incorporated by reference by a general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such acts.

The Audit Committee hereby reports as follows:

1.           The Audit Committee has reviewed and discussed the audited financial statements for the year ended December 31, 2008 with management of the Company.

2.           The Audit Committee has discussed with Berenfeld Spritzer Shechter & Sheer, L.L.P., its independent auditors, the matters required to be discussed by SAS 61 (Communication with Audit Committees).

3.           The Audit Committee has received the written disclosures and the letter from Berenfeld Spritzer Shechter & Sheer, L.L.P. required by the Independence Standards Board No. 1 (Independent Discussions with Audit Committees), and has discussed with Berenfeld Spritzer Shechter & Sheer, L.L.P. their independence.

4.           Based on the review and discussion referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the Board of the Company, and the Board has approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008, for filing with the SEC.

AUDIT COMMITTEE

/s/ Mary Thomas

/s/ Timothy C. Lincoln

EXECUTIVE OFFICERS

The following table sets forth the names, ages and positions held with respect to each executive officer of the Company as of April 10, 2009. Certain biographical information concerning Dr. Ciappenelli and Ms. Thomas is presented under the heading “Election of Directors.”

Name	Age	Position	Since
Donald J. Ciappenelli, Ph.D.	65	Chief Executive Officer, Class A Director, Chairman of Board	November 2006
Mary E. Thomas	50	Acting Principal Financial Officer Class A Director	October 2000 (1) June 27, 2003

____________________

(1) Prior to her election to the Board in June 2003, Ms. Thomas was not considered an executive officer of the Company.

EXECUTIVE COMPENSATION

The Summary Compensation Table sets forth compensation paid by the Company to (i) Donald Ciappenelli, Ph.D., the Company’s Chief Executive Officer, (ii) Howard Benjamin, Ph.D., the Company’s former Vice-President, and (iii) Mary Thomas, the Company’s Acting Principal Financial Officer for the fiscal years ended December 31, 2008 and 2007. Dr. Ciappenelli, Dr. Benjamin and Ms. Thomas are collectively referred to as the “Named Executive Officers.”

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option awards ($) (1)(2)	Total
Donald J. Ciappenelli, Ph.D. (3) Chief Executive Officer	2008	$294,677	$120,000	$53,565	$468,242
	2007	$280,507	-0-	$59,516	$340,023

Howard Benjamin, Ph.D. (4) Vice-President	2008	$210,677	$66,667	-0-	$277,344
	2007	$162,038	-0-	$300,272	$462,310

Mary E. Thomas Acting Principal Financial Officer	2008	$42,154	$2,500	-0-	$44,654
	2007	$32,334	-0-	-0-	$32,334

(1)

Except for stock options issued pursuant to the Company’s 1996, 1997, 1998, 1999 and 2006 Stock Option Plans, the Company has not provided benefits under any other long-term compensation plans, stock appreciation rights, defined benefit or actuarial plan. Except pursuant to the employment agreement with Dr. Ciappenelli described below, the Company does not have any employment contract or termination of employment or change in control agreement with its Named Executive Officers.

(2)

The amounts in this column do not reflect compensation actually received by the Named Executive Officer nor do they reflect the actual value that will be recognized by the Named Executive Officer. Instead the amounts reflect the compensation cost recognized by us as of December 31, 2008 and 2007 for financial statement reporting purposes in accordance with SFAS 123R . For information regarding the assumptions made in calculating the amounts reflected in this column, see Footnote 7 – Stock Based Compensation, to our audited consolidated financial statements for the year ended December 31, 2008, included in our Annual Report on Form 10-K for the year ended December 31, 2008.

(3) Dr. Ciappenelli was appointed as the Chief Executive Officer effective November 1, 2006. Dr. Ciappenelli received a grant of 2,775,350 options to purchase Class A Common Stock, 925,117 of which were immediately vested. An additional 925,117 of the options were exercisable on November 1, 2007, and the remaining 925,116 are exercisable on November 1, 2009. The exercise price of the options is $0.079 per share and the expiration date is November 1, 2016.

(4) Dr. Benjamin was appointed Vice-President effective March 5, 2007. Dr. Benjamin received a grant of 683,238 options to purchase Class A Common Stock, 227,746 of which were immediately vested. The exercise price of the options is $0.80 per share and the expiration date is March 5, 2017. On December 8, 2008, Dr. Benjamin resigned from the Company with an effective date of January 2, 2009. Due to his resignation, the Company reduced the Stock Based Compensation expense (see footnote 2 above) in the amount of $233,820 for his 455,492 unvested options in the quarter ended December 31, 2008 resulting in a reduction in total Stock Based Compensation expense of $123,063. In addition, Dr. Benjamin’s vested options expired on February 1, 2009.

Option Grants in Fiscal 2008

The Company granted no options for the fiscal year ending December 31, 2008.

Fiscal Year End Option Values

There were no stock options exercised by the Named Executive Officers during 2008. The following table contains information about unexercised stock options held at the end of 2008 by Named Executive Officers.

	Year-End 2008 Option Values
Name	Number of Securities Underlying Options at FY End(#) Exercisable/Unexercisable	Option Exercise Price	Option Expiration Date	Value of Unexercised In-the-Money Options at FY-End ($) Exercisable/Unexercisable
Donald J. Ciappenelli, Ph.D.	1,850,233/925,116	$0.079	11/1/2016	$38,855/19,427 (1)
Howard Benjamin, Ph.D.	227,746/0	$0.80	3/5/2017	0/0 (2)(3)
Mary E. Thomas	52,500/0	$3.00	2/28/2010	0/0 (2)

(1)

The options granted to Donald J. Ciappenelli, Ph.D. are “in-the-money” options. The exercise price of the options granted to Dr. Ciappenelli is $0.079 per share, and the trading price of the Company’s Class A Common Stock on December 31, 2008 was $0.10 per share. Dr. Ciappenelli 925,116 unvested/unexercisable options vest on November 1, 2009.

(2)

The options granted to Howard Benjamin, Ph.D. and Mary E. Thomas are not “in-the-money” options. The exercise price of the options granted to Howard Benjamin, Ph.D. and Mary E. Thomas are $0.80 and $3.00 per share, respectively, and the trading price of the Company’s Class A Common Stock on December 31, 2008 was $0.10 per share.

(3)  Dr. Benjamin resigned December 8, 2008 with an effective date of January 2, 2009, and forfeited 455,492 unvested options as of December 31, 2008. Due to his resignation, Dr. Benjamin’s remaining 227,746 vested options expired on February 1, 2009.

Employment Contracts

The Company has an employment agreement with Donald J. Ciappenelli, the Company’s Chief Executive Officer and President. The agreement called for Dr. Ciappenelli to serve in these capacities for a three year term and his current an annual base salary it $294,000 with an annual bonus opportunity. For the fiscal years 2008 and 2007, the Board determined the amount of annual bonus in its discretion, with a minimum bonus equal to 1/3 of his annual base salary. In April 2008, Dr. Ciappenelli received a $120,000 retention bonus for his work in 2007. Effective March 5, 2007, the Company entered into an employment agreement with Dr. Benjamin. Pursuant to Dr. Benjamin’s agreement, he was to serve as the Vice President of Research and Development for a term of one year, with additional one year renewal provisions. His annual base salary in 2008 was $210,500, and he received a retention bonus of $66,667 in April 2008 for his work in 2007.

Equity Compensation Plans

The following table sets forth summary information regarding equity compensation plans approved and not approved by the Company’s stockholders as of December 31, 2008.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance
Equity compensation plans approved by security holders	3,055,596	$0.18	7,044,404
Equity compensation plans not approved by security holders	-	-	-
TOTAL	3,055,596	$0.18	7,044,404

The equity compensation plans approved by the Company’s stockholders are its four stock options plans as follows: Le@P Technology, Inc. 2006 Long Term Incentive Plan (“2006 Plan”); (ii) 1999 Le@P Technology, Inc. Long Term Incentive Plan (“1999 Plan”); (iii) Le@P Technology, Inc. 1998 Incentive Option Plan (“1998 Plan”); and (iv) Le@P Technology, Inc. Long Term Incentive Plan (“1996 Plan”) and collectively, the “Plans”). The options under the 1998 Plan expired in March 2008. All options under the 1996 Plan had been granted, but all have been forfeited, leaving 600,000 options available for grant. The 1999 Plan and 2006 Plan have 2,947,500 options and 3,496,904, respectively, available for future grant. All of the foregoing Plans were approved by the Company’s stockholders.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The following describes certain transactions or relationships between the Company and its officers, directors and certain related parties in which any of them had or is to have a direct or indirect material interest. Except as otherwise specifically set forth herein, for purposes of this section, the term “Company” also includes each of the Company’s subsidiaries.

Except as otherwise stated below, all transactions between and among the Company and its subsidiaries described below, its executive officers and the subsidiaries and each of their respective affiliates may involve conflicts of interest. The Company believes that transactions with affiliates have been made on terms no less favorable to the Company than those available from unaffiliated parties.

M. LEE PEARCE, M.D.

Generally

M. Lee Pearce M.D., the Company’s former Chairman of the Board and its majority stockholder, directly or indirectly, owns a number of entities (collectively, the “Majority Stockholder”) with which the Company, and its wholly-owned subsidiaries, does or has done business. In particular, Dr. Pearce is the beneficial owner of a substantial majority of North Ridge Medical Plaza, Ltd. (“NRMP”), which owns the building where the Company leased a suite for its corporate office. He sold the building on March 16, 2007, and the Company now leases the 2,060 square feet of office space from an unrelated entity.

Real Estate Acquisition

The Company owns real property in Broward County, Florida that was purchased from Bay Colony Associates, Ltd. (“Bay Colony”), an entity wholly-owned by the Majority Stockholder, in exchange for a mortgage and note payable in the amount of $562,500. The purchase price was based upon an independent third-party appraisal. The long-term note was extended and replaced with a new long term-note in the same principal amount on March 17, 2006. The note bears interest at the rate of 7% per annum. Both principal and interest is due on January 8, 2010.

The Real Property is zoned light industrial and consists of one and one-third acres.

Funding Arrangement and Operating Loans

On January 10, 2005, the Company received cash proceeds in excess of $3.3 million from the disposition of its investment in Healthology. The Company utilized the $3.3 million in proceeds from the Healthology disposition (and an additional $147,000 generated by the subsequent sale of an investment in iVillage) to cover operating expenses and its attempts to implement its business strategy through 2008. The Company anticipates that the remaining proceeds (approximately $359,000 at December 31, 2008 and $187,482 at March 23, 2009) will not be sufficient to cover operating expenses of approximately $673,000 the Company expects to occur through December 31, 2009, and the Company’s auditors have therefore issued a “going concern” qualification on the Company’s 2008 financial statements. The Company is seeking to raise additional capital or working capital loans in order to fund its continuing operations, consummate an acquisition or make additional investments. In addition, the Company is actively reducing its operating expenses, including salaries, professional fees, and office rental expenses. The Company will not be able to continue operations and avoid liquidation unless it raises additional financing. The Company has requested that the Majority Shareholder provide additional financing for the Company’s current operations. The Majority Shareholder has no commitment or obligation to provide such additional financing. If the Majority Shareholder, in its discretion, provides such financing, there is no assurance that the Majority Shareholder will continue to do so in the future or regarding the terms of any such financing that the Majority Shareholder may elect to provide to the Company.

PROPOSAL NO. 2

RATIFICATION OF THE APPOINTMENT OF BERENFELD SPRITZER SHECHTER & SHEER, LLP

AS THE COMPANY’S INDEPENDENT AUDITORS

The Board of Directors has selected Berenfeld Spritzer Shechter & Sheer, LLP (“Berenfeld”) to serve as the Company’s independent auditors to audit the Company’s financial statements for the year ending December 31, 2009. In the event the appointment of Berenfeld for the Company’s fiscal year ended December 31, 2009 is ratified, it is expected that Berenfeld will audit the Company and all of the Company’s subsidiaries at the close of their current fiscal years. A representative of Berenfeld will be present at the Annual Meeting and will have the opportunity to make a statement, if such person desires to do so, and to respond to appropriate questions.

The Company’s audit reports for the previous two years did not contain an adverse opinion or disclaimer, and were not modified.

The Company engaged Berenfeld as its independent accountants on April 3, 2007.

Vote Required and Board Recommendations

The proposal to ratify the appointment of Berenfeld as the Company’s independent auditors will be approved by the stockholders if it receives the affirmative vote of a majority of the votes cast by the holders of Class A Common Stock and Class B Common Stock, voting together as a single class.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” RATIFYING THE SELECTION OF BERENFELD SPRITZER SHECHTER & SHEER, LLP AS THE COMPANY’S INDEPENDENT AUDITORS FOR THE FISCAL YEAR 2009.

AUDIT COMPENSATION INFORMATION

Audit Fees

The aggregate fees for professional services rendered by Berenfeld Spritzer Shechter & Sheer, LLP (“Berenfeld”) for the audit of the Company’s financial statements for the fiscal years ended December 31, 2008 and December 31, 2007, and the reviews of the financial statements included in the Company’s Forms 10-Q and 10-QSB for such fiscal years, were approximately $56,500 and $51,000, respectively.

Audit-Related Fees

During the fiscal years ended December 31, 2008 and December 31, 2007, Berkowitz Dick Pollack and Brant, LLP (“BDPB”) provided $4,707 and $1,261, respectively, in audit related services to the Company. Berenfeld provided audit related services during the fiscal years ended December 31, 2008 and December 31, 2007 of $8,000 and zero, respectively.

Tax Fees

The aggregate fees billed for tax services provided by BDPB in connection with tax compliance, tax consulting and tax planning services for the fiscal years ended December 31, 2008 and December 31, 2007, were approximately $10,505 and $8,038, respectively. Berenfeld provided no tax related services during the fiscal years ended December 31, 2008 and December 31, 2007.

All Other Fees

The Company paid other additional fees to BDPB for the fiscal years ended December 31, 2008 and December 31, 2007 of $2,800 and $2,600, respectively.

Pre-approval of Services by the External Auditor

The Audit Committee has adopted a policy for pre-approval of audit and permitted non-audit services by the Company’s external auditor. The Audit Committee will consider annually and, if appropriate, approve the provision of audit services by its external auditor and consider and, if appropriate, pre-approve, the provision of certain defined audit and non-audit services. The Audit Committee will also consider on a case by case basis and, if appropriate, approve specific engagements that are not otherwise pre-approved. Of the Audit-Related Fees, Tax Fee and All Other Fees described above, the Audit Committee pre-approved the fees billed.

OTHER BUSINESS

The Company knows of no other business to be brought at the Annual Meeting. If, however, any other business should be properly brought before the Annual Meeting, those persons named in the accompanying proxy will vote proxies as in their discretion they may deem appropriate, unless you direct them to do otherwise in your proxy.

OTHER MATTERS

Stockholder Proposals

Pursuant to Rule 14a-8 under the Exchange Act, stockholders may present proper proposals for inclusion in the Company’s proxy statement and for consideration at the next annual meeting of stockholders by submitting such proposals to the Company in a timely manner. In order to be so included for the 2010 annual meeting, stockholder proposals must be received by the Company no later than February 1, 2010 and must otherwise comply with the requirements of Rule 14a-8.

The Company’s by-laws establish advance notice procedures for holders of Class A Common Stock to make nominations of candidates for election as directors, or bring other business before an annual meeting of stockholders, where such nomination or other business has not been proposed for inclusion in the Company’s proxy statement pursuant to Rule 14a-8. These procedures provide that only persons who are nominated by or at the direction of our Board of Directors, by the holders of the Class B Common Stock in accordance with the nomination and election rights granted to such holders, or by a Class A stockholder who has given timely written notice to our Secretary before the meeting at which directors are to be elected, will be eligible for election as one of our directors. Further, these procedures provide that at an annual meeting, the only business that may be conducted is the business that has been specified in the notice of the meeting given by, or at the direction of, our Board or by a stockholder who has given timely written notice to our Secretary of such stockholder’s intention to bring that business before the meeting.

Under these procedures, as to the holders of our Class A Common Stock, notice of stockholder nominations to be made or business to be conducted at an annual meeting must be received by us not less than 60 days or more than 120 days before the date of the meeting, or, if less than 70 days’ notice or prior public disclosure of the date of the meeting is given or made to the stockholders, the 10th day following the earlier of (1) the day notice was mailed or (2) the day public disclosure was made.

Under our by-laws, as to the holders of our Class A Common Stock, a stockholder’s notice nominating a person for election as a director must contain specific information about the proposed nominee and the nominating stockholder. If our Board determines that a nomination was not made in the manner described in our by-laws, the nomination will be disregarded. Similarly, as to the holders of our Class A Common Stock, a stockholder’s notice proposing the conduct of business must contain specific information about the business and about the proposing stockholder. If our Board determines that business was not properly brought before the meeting in the manner described in our by-laws, the business will not be conducted.

By requiring advance notice of nominations by holders of our Class A Common Stock, our by-laws afford our Board an opportunity to consider the qualifications of the proposed nominee to the extent deemed necessary or desirable by our Board, to inform stockholders about these qualifications. By requiring advance notice of other proposed business, our by-laws also provide an orderly procedure for conducting annual meetings of stockholders and, to the extent deemed necessary or desirable by our Board, provides our Board with an opportunity to inform stockholders, before meetings, of any business proposed to be conducted at the meetings, together with any recommendations as to our board’s position regarding action to be taken with respect to the business, so that stockholders can better decide whether to attend a meeting or to grant a proxy regarding the disposition of any business.

The cost of solicitation of proxies for use at the Annual Meeting will be born by the Company. Solicitations will be made by mail or by facsimile, but regular employees of the Company may solicit proxies personally or by telephone.

OTHER INFORMATION

The Company’s Annual Report is being provided with this proxy statement. Only one Annual Report and proxy statement may be delivered to multiple security holders sharing an address unless the Company receives contrary instructions from one or more of the security holders. Any security holder at a shared address to which a single copy of the annual report and proxy statement was delivered may provide instructions to the Company to receive a separate copy (without charge) of the Annual Report and proxy statement by mailing a request. The Company will also provide to any stockholder, upon written request and without charge, a copy (without exhibits) of all information incorporated by reference in this proxy statement. Requests should be addressed to Le@P Technology, Inc., Investor Relations, 5601 North Dixie Highway, Suite 411, Fort Lauderdale, Florida 33334, (954) 771-1772.